                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                          July 20, 2010

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.  On July 20, 2010, Hancock
Holding Company issued a press release reporting its second quarter earnings for the period ending June 30, 2010. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.  On July 20, 2010, Hancock Holding Company
issued a press release reporting its second quarter earnings for the period ending
June 30, 2010. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1. This information is furnished under both Item 2.02
Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.
The information in this Form 8-K and Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

        (d)  Exhibits

                Exhibit No.    Description
                99.1           Earnings Release dated July 20, 2010 for Quarter Ended 06/30/10

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2010
       -----------------------

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                                            HANCOCK HOLDING COMPANY

For Immediate Release
July 20, 2010

For More Information
Carl J. Chaney, President and Chief
Executive Officer Michael M. Achary, E.V.P. and Chief Financial Officer Paul D. Guichet,
V.P. Investor Relations
800.522.6542 or
228.563.6559

                      Hancock Holding Company announces earnings for second quarter 2010

GULFPORT, Miss. (July 20, 2010) — Hancock Holding Company (NASDAQ: HBHC) — “the Company” -today announced net income for the quarter ended June 30, 2010. Hancock’s second quarter 2010 net income was $6.5 million, and diluted earnings per share were $0.17. On a year-to-date basis, Hancock earned $20.3 million, with diluted earnings per share of $0.55.

Hancock’s year-to-date 2010 results include the impact of the Company’s recent common stock offering and acquisition of Peoples First Community Bank (Peoples First), both of which were completed in the fourth quarter of 2009.

Hancock’s second quarter earnings were significantly impacted by a larger allowance for loan losses. At June 30, 2010, Hancock’s allowance for loan losses was $77.2 million, which represents an increase of $10.6 million, or 15.9 percent, from the level at March 31, 2010. Approximately $5.4 million of the higher allowance level was necessitated, in part, by a $41.4 million net increase in substandard loans that resulted from the Company’s normal loan review process. The majority of the aforementioned credit quality deterioration was related to the ongoing economic impact of the national recession. In addition, due to recent extraordinary events in the Gulf of Mexico (described below), the Company has established a specific reserve for potential loan losses of $5.2 million.

On April 20, 2010, BP’s Deepwater Horizon oil rig exploded and sank in the Gulf of Mexico just off the Louisiana coast. The Gulf Oil Spill continues to be a complex and ongoing event with significant economic and ecological impacts. In addition, the Gulf Oil Spill already is the largest spill of its kind in both U.S. and Gulf of Mexico history. Much of the relevant information and ultimate impact related to these events is still unknown, including the economic consequences of any deepwater drilling moratorium. The Company does expect significant and potentially lasting impact to the coastal regions in the four U.S. states that comprise Hancock’s footprint.

Shortly after the explosion and sinking of the Deepwater Horizon rig, Hancock began an in-depth assessment of the Company’s loan portfolio in the coastal regions of Hancock’s market area in Louisiana, Mississippi, Alabama and Florida (similar to the process followed to assess loss exposure in the aftermath of Hurricane Katrina in 2005). The process first assessed the overall pool of loans that could have some potential impact from the Gulf Oil Spill. Based on the FDIC loss share coverage on the Peoples First acquired loans, the information contained in the following table is focused on our legacy loan portfolio.

                                  Portfolio Analysis as of May 31, 2010 (dollars in thousands)

SIC       Industry Description            LA             MS              AL           FL           TOTAL
0900      Fishing                         $200         $1,100            $240                     $1,540
7011      Hotel/Motel                   25,000         30,600          13,500                     69,100
5800      Restaurants                   22,500         17,500           2,200        1,500        43,700
2092      Seafood Processing             3,600          1,500                                      5,100
1300      Oil/Gas Extraction             7,000            150                                      7,150
5551      Boat Dealers                     500          1,200                                      1,700
4400      Transportation by Water        6,500            400             900                      7,800
                Total                  $65,300        $52,450         $16,840       $1,500      $136,090

      The $136.1 million of potential exposure from the above table represents just 2.7 percent of the Company's total loan portfolio at May 31, 2010.  The above loan concentrations were then rated for potential negative or even positive impact.  This analysis concluded that the Company could have about $26.1 million of negatively impacted loans in the following states:

                o        Mississippi                $5.3 million
                o        Louisiana                  $13.7 million
                o        Alabama                    $7.1 million
                o        Florida                    $0.0 million

      From this analysis, it was then determined that a specific reserve of $5.2 million would be necessary to cover any potential losses that could arise from events related to the Gulf Oil Spill.

      Excluding the pre-tax impact of $1.7 million of one-time costs related to the acquisition of Peoples First and the aforementioned $5.2 million special reserve for potential losses related to the Gulf Oil Spill, net income for the second quarter was $11.0 million and diluted earnings per share was $0.30.  Return on average assets
(excluding the aforementioned special items) for the second quarter was 0.52 percent.    Compared to the second
quarter of 2009, net income for 2010's second quarter (excluding one-time merger costs and specific reserve) was down $2.7 million, while diluted earnings per share were $0.13 lower.

      Hancock's pre-tax, pre-provision income for the second quarter was $32.8 million, an increase of $1.2 million, or 3.7 percent, over the first quarter of 2010.  Pre-tax pre-provision income is total revenue less non-interest expense and excludes one-time merger expenses and securities transactions.

     Commenting on the Company's second quarter results, Hancock Holding Company President and Chief Executive
Officer Carl J. Chaney stated, "Hancock continues to monitor events in the Gulf of Mexico and also stands ready to assist our clients that may be impacted by the Gulf Oil Spill.  We join the communities all along the Gulf Coast affected by these events in expressing concern and hope around efforts to stop the oil spill, ultimate clean up,
and then eventual recovery.   As we did in the aftermath of Hurricane Katrina in 2005, the Company reacted quickly in assessing our overall loss exposure and then established a specific reserve for potential losses related to the
Gulf Oil Spill of $5.2 million.  Separate from the Gulf Oil Spill, the Company has experienced some deterioration in our loan portfolio, mostly related to the continued decline in real estate values and overall duration of the current economic recession, which required a separate $5.4 million increase in the allowance for loan losses.
Hancock continues to generate significant capital, adding to our robust capitalization levels, while paying out a healthy dividend to our shareholders (tangible equity of 9.32 percent at June 30 and annualized dividends of $0.96 per share).  This capital strength is supplemented with strong levels of operating earnings (pre-tax pre-provision earnings of $32.8 million in the second quarter) and will enable us to weather the current set of challenges as we have countless times before."

Highlights & Key Operating Items from Hancock's Second Quarter Results

Balance Sheet & Capital

     Total assets at June 30, 2010, were $8.50 billion, down $65.5 million, or 0.8 percent, from $8.57 billion at
March 31, 2010.  Compared to June 30, 2009, total assets increased $1.45 billion, or 20.6 percent.  The overall increase in total assets from 2009's second quarter was due to the acquisition of Peoples First in December 2009.
Hancock continued to remain very well capitalized with total equity of $861.3 million at June 30, 2010, up $230.5 million, or 36.5 percent, from June 30, 2009.  Hancock's tangible equity ratio at June 30, 2010, was 9.32 percent, up 22 basis points from the 9.10 percent reported at March 31, 2010.

Loan Growth

      For the quarter ended June 30, 2010, Hancock's average total loans were $5.01 billion, which represented an increase of $731.5 million, or 17.1 percent, from the same quarter a year ago but was down $79.7 million, or 1.6 percent, from the first quarter of 2010.  The increased level of average loans from the same quarter a year ago was related to the acquisition of Peoples First in which Hancock acquired $950 million of fair-value adjusted loans with loss share coverage from the FDIC.  Period-end loans were down $39.5 million, or 0.8 percent, from March 31,
2010.  The decrease in period-end loans was reflected in commercial/real estate (down $77.9 million, or 2.5 percent), indirect consumer loans (down $16.5 million or 4.8 percent), and finance company loans (down $2.0 million or 1.9 percent).  The overall decline in loans was offset by increases in mortgage loans (up $32.9 million or 4.6 percent) and direct consumer loans (up $24.0 million or 3.3 percent).

Deposit Growth

     Period-end deposits for the second quarter were $6.96 billion, up $1.30 billion, or 23.1 percent, from June
30, 2009, but were down $44.2 million, or 0.6 percent, from March 31, 2010.  The increase in period-end deposits as compared to June 30, 2009, was due primarily to the acquisition of People's First.  Average deposits were down
$129.1 million, or 1.8 percent, from the first quarter of 2010 but were up $1.29 billion, or 22.5 percent, from
June 30, 2009.  The increase in average deposits from the same quarter a year ago was due to the acquisition of
Peoples First in December 2009.

Asset Quality

     Net charge-offs for 2010's second quarter were $13.9 million, or 1.11 percent of average loans, up $0.7 million from the $13.3 million, or 1.06 percent of average loans, reported for the first quarter of 2010.
Non-performing assets as a percent of total loans and foreclosed assets were 3.66 percent at June 30, 2010, up from
2.44 percent at March 31, 2010.  Non-accrual loans increased $46 million, while other real estate owned (ORE)
increased $14.7 million compared to the prior quarter.  Loans 90 days past due or greater (accruing) as a percent of period end loans, decreased 11 basis points from March 31, 2010 to 0.16 percent at June 30, 2010.

     Hancock recorded a provision for loan losses for the second quarter of $24.5 million.  The Company's allowance for loan losses was $77.2 million at June 30, 2010, and $66.6 million at March 31, 2010.  The ratio of the allowance for loan losses as a percent of period-end loans was 1.55 percent at June 30, 2010, compared to 1.33 percent at March 31, 2010.  As previously mentioned, the Company's allowance for loan losses at June 30, 2010, was increased $10.6 million, or 15.9 percent, from the level at March 31, 2010.  Of the $10.6 million increase, approximately $5.4 million was necessitated by an increase in substandard loans that resulted from the Company's normal loan review process.  The remaining increase of $5.2 million was due to the specific reserve for potential losses related to the Gulf Oil Spill.

Additional asset quality information (inclusive and exclusive of the covered assets of Peoples First) is provided in the following table:

                                                                        Consolidated          Consolidated
                                                                           Hancock              Without
Asset Quality Information                                              Holding Company      People's First
                                                                     --------------------   ----------------
Non-accrual loans                                                          $138,793            $95,600
Foreclosed assets                                                            44,901             18,488
Total non-performing assets                                                $183,694           $114,088
Non-performing assets as a percent of loans and foreclosed assets             3.66%              2.76%
Accruing loans 90 days past due (a)                                          $8,002             $8,002
Accruing loans 90 days past due as a percent of loans                         0.16%              0.19%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                              3.82%              2.95%
Allowance for loan losses                                                   $77,221            $77,221
Allowance for loan losses as a percent of period-end loans                    1.55%              1.88%
Allowance for loan losses to NPAs + accruing loans 90 days past due          40.28%             63.25%

(a) Accruing loans past due 90 days or more do not include purchased impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

Net Interest Income

     Net interest income (taxable equivalent or te) for the second quarter increased $11.3 million, or 18.9 percent, while the net interest margin (te) of 3.87 percent was 9 basis points wider than the same quarter a year ago.  Growth in average earning assets was strong compared to the same quarter a year ago with an increase of $1.02 billion, or 16.1 percent, mostly reflected in higher average loans (up $731.5 million, or 17.1 percent) and was due primarily to the fourth quarter 2009 acquisition of Peoples First.

     The Company's loan yield increased 7 basis points over the prior year's second quarter, while the yield on securities decreased 45 basis points, pushing the yield on average earning assets down 20 basis points.  However, total funding costs over the same quarter a year ago were down 29 basis points.

      Compared to the prior quarter, the net interest margin (te) widened 12 basis points, and the level of net interest income was up $1.33 million, or 1.9 percent.  The yield on average earning assets was down 9 basis points from last quarter at 5.06 percent, while the total cost of funds decreased 21 basis points.

Non-interest Income

     Non-interest income for the second quarter was up $0.8 million, or 2.3 percent, compared to the same quarter a year ago and increased $3.9 million, or 12.5 percent, compared to the previous quarter.  Factors impacting non-interest income compared to the same quarter a year ago were higher levels of debit card and merchant fees (up
$1.0 million or 35.7 percent), service charges on deposit accounts (up $1.1 million or 9.7 percent), trust fees (up
$0.6 million or 14.4 percent), investment and annuity fees (up $1.0 million or 57.5 percent), and ATM fees (up $0.4 million or 22.5 percent) partially offset by a decrease in other income of $2.6 million, or 36.5 percent, primarily due to gains on sales of land in prior year.

     The increase in non-interest income compared to the prior quarter was due to the increase in service charges on deposit accounts (up $0.8 million or 7.3 percent), trust fees (up $0.6 million or 14.6 percent), debit card and merchant fees (up $0.3 million or 9.2 percent), investment and annuity fees (up $0.4 million or 16.9 percent), ATM fees (up $0.4 million or 19.0 percent), and other income (up $1.4 million or 45.9 percent).

Operating Expense & Taxes

     Operating expenses for the second quarter were up $13.9 million, or 23.9 percent, compared to the same quarter a year ago, and were $4.3 million, or 6.3 percent, higher than the previous quarter.  The increase from the same quarter a year ago was reflected in higher other operating expense (up $5.8 million or 27.0 percent), personnel expense (up $6.7 million or 23.3 percent), occupancy expense (up $1.0 million or 20.1 percent) and was primarily due to the acquisition of Peoples First.  One-time merger costs included in the second quarter of 2010 were $1.7 million.  The increase from the prior quarter was due to an increase in personnel costs (up $0.6 million or 1.8 percent) and other operating expense (up $3.9 million or 16.8 percent).

      For the six months ended June 30, 2010, and 2009, the effective income tax rates were approximately 11 percent and 19 percent, respectively.  Because of the reduced level of pre-tax income in 2010, the tax exempt interest income and the utilization of tax credits (new market tax credits, worker opportunity tax credits, and historical tax credits) had a significant impact on the effective tax rate.

About Hancock Holding Company

     Hancock Holding Company - parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, and Hancock
Bank of Alabama - had assets of approximately $8.5 billion as of June 30, 2010.  Founded in 1899, Hancock Bank consistently ranks as one of the country's strongest, safest financial institutions, according to BauerFinancial,
Inc.  More corporate information and e-banking are available at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private
Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies'
anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management's current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                                  Three Months Ended            Six Months Ended
                                                                      --------------------------------------  --------------------
                                                                        6/30/2010     3/31/2010   6/30/2009   6/30/2010  6/30/2009
                                                                      --------------------------------------  --------------------
Per Common Share Data

Earnings per share:
    Basic                                                                   $0.17       $0.37        $0.43       $0.55      $0.87
    Diluted                                                                 $0.17       $0.37        $0.43       $0.55      $0.87
Cash dividends per share                                                    $0.24       $0.24        $0.24       $0.48      $0.48
Book value per share (period-end)                                          $23.36      $23.05       $19.82      $23.36     $19.82
Tangible book value per share (period-end)                                 $21.28      $20.94       $17.68      $21.28     $17.68
Weighted average number of shares:
    Basic                                                                  36,876      36,868       31,820      36,855     31,812
    Diluted                                                                37,078      37,105       32,009      37,075     31,973
Period-end number of shares                                                36,877      36,905       31,827      36,877     31,827
Market data:
    High sales price                                                       $43.90      $45.86       $41.19      $45.86     $45.56
    Low sales price                                                        $33.27      $38.23       $30.12      $33.27     $22.51
    Period end closing price                                               $33.36      $41.81       $32.49      $33.36     $32.49
    Trading volume                                                         12,443       9,612       17,040      22,055     35,093

Other Period-end Data

FTE headcount                                                               2,278       2,263        1,911       2,278      1,911
Tangible common equity                                                   $784,872    $772,735     $562,800    $784,872   $562,800
Tier I capital                                                           $764,608    $764,074     $565,807    $764,608   $565,807
Goodwill                                                                  $61,631     $62,277      $62,277     $61,631    $62,277
Amortizable intangibles                                                   $14,516     $15,521       $5,350     $14,516     $5,350

Performance Ratios

Return on average assets                                                    0.31%       0.65%        0.78%       0.48%      0.79%
Return on average common equity                                             3.03%       6.58%        8.67%       4.78%      8.89%
Earning asset yield (TE)                                                    5.06%       5.15%        5.26%       5.11%      5.26%
Total cost of funds                                                         1.19%       1.40%        1.48%       1.30%      1.62%
Net interest margin (TE)                                                    3.87%       3.75%        3.78%       3.81%      3.64%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                            67.26%      66.43%       61.47%      66.86%     63.12%
Common equity (period-end) as a percent of total assets (period-end)       10.13%       9.93%        8.95%      10.13%      8.95%
Leverage (Tier I) ratio                                                     9.06%       8.91%        8.13%       9.06%      8.13%
Tangible common equity ratio                                                9.32%       9.10%        8.06%       9.32%      8.06%
Net charge-offs as a percent of average loans                               1.11%       1.06%        1.50%       1.09%      1.09%
Allowance for loan losses as a percent of period-end loans                  1.55%       1.33%        1.49%       1.55%      1.49%
Allowance for loan losses to NPAs + accruing loans 90 days past due        40.28%      48.80%      117.14%      40.28%    117.14%
Average loan/deposit ratio                                                 71.63%      71.45%       74.95%      71.54%     73.72%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                                     33.23%      31.08%       36.65%      32.18%     35.39%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                                Three Months Ended             Six Months Ended
                                                                   ---------------------------------------  ----------------------
                                                                      6/30/2010     3/31/2010   6/30/2009   6/30/2010   6/30/2009
                                                                   ---------------------------------------  ----------------------
Asset Quality Information

Non-accrual loans                                                       $138,793      $92,828     $34,189    $138,793     $34,189
Foreclosed assets                                                         44,901       30,243       8,884      44,901       8,884
                                                                   ---------------------------------------  ----------------------
Total non-performing assets                                             $183,694     $123,071     $43,073    $183,694     $43,073
                                                                   ---------------------------------------  ----------------------
Non-performing assets as a percent of loans and foreclosed assets          3.66%        2.44%       1.01%       3.66%       1.01%
Accruing loans 90 days past due (a)                                       $8,002      $13,457     $11,435      $8,002     $11,435
Accruing loans 90 days past due as a percent of loans                      0.16%        0.27%       0.27%       0.16%       0.27%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                           3.82%        2.71%       1.27%       3.82%       1.27%

Net charge-offs                                                          $13,921      $13,251     $16,019     $27,172     $23,136
Net charge-offs as a percent of average loans                              1.11%        1.06%       1.50%       1.09%       1.09%

Allowance for loan losses                                                $77,221      $66,625     $63,850     $77,221     $63,850
Allowance for loan losses as a percent of period-end loans                 1.55%        1.33%       1.49%       1.55%       1.49%
Allowance for loan losses to NPAs + accruing loans 90 days
   past due                                                               40.28%       48.80%     117.14%      40.28%     117.14%

Provision for loan losses                                                $24,517      $13,826     $16,919     $38,343     $25,261

(a) Accruing loans past due 90 days or more do not include
purchased impaired loans which were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

Allowance for Loan Losses

Beginning Balance                                                        $66,625      $66,050     $62,950     $66,050     $61,725
Provision for loan loss                                                   24,517       13,826      16,919      38,343      25,261
Charge-offs                                                               14,998       15,160      17,144      30,158      25,421
Recoveries                                                                 1,077        1,909       1,125       2,986       2,285
                                                                   ---------------------------------------  ----------------------
Net charge-offs                                                           13,921       13,251      16,019      27,172      23,136
                                                                   ---------------------------------------  ----------------------
Ending Balance                                                           $77,221      $66,625     $63,850     $77,221     $63,850
                                                                   ---------------------------------------  ----------------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                             $10,537      $10,238     $12,524     $20,775     $17,060
Mortgage loans                                                               569          608         199       1,177         376
Direct consumer loans                                                      1,241          608       1,226       1,849       1,825
Indirect consumer loans                                                      449          608         717       1,057       1,564
Finance company loans                                                      1,125        1,189       1,353       2,314       2,311
                                                                   ---------------------------------------  ----------------------
Total net charge-offs                                                    $13,921      $13,251     $16,019     $27,172     $23,136
                                                                   =======================================  ======================

Average loans:
Commercial/real estate loans                                          $3,090,655   $3,145,748  $2,696,500  $3,118,049  $2,692,553
Mortgage loans                                                           745,019      735,279     452,324     740,176     449,050
Direct consumer loans                                                    729,083      737,728     596,725     733,382     601,180
Indirect consumer loans                                                  336,260      359,965     420,444     348,047     425,675
Finance Company loans                                                    107,821      109,819     111,358     108,815     112,884
                                                                   ---------------------------------------  ----------------------
Total average loans                                                   $5,008,838   $5,088,539  $4,277,351  $5,048,469  $4,281,342

Net charge-offs to average loans:
Commercial/real estate loans                                               1.37%        1.32%       1.86%       1.34%       1.28%
Mortgage loans                                                             0.31%        0.34%       0.18%       0.32%       0.17%
Direct consumer loans                                                      0.68%        0.33%       0.82%       0.51%       0.61%
Indirect consumer loans                                                    0.54%        0.69%       0.68%       0.61%       0.74%
Finance Company loans                                                      4.19%        4.39%       4.87%       4.29%       4.13%
                                                                   ---------------------------------------  ----------------------
Total net charge-offs to average loans                                     1.11%        1.06%       1.50%       1.09%       1.09%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                          Three Months Ended              Six Months Ended
                                                                ------------------------------------   -----------------------
                                                                    6/30/2010  3/31/2010  6/30/2009     6/30/2010   6/30/2009
                                                                ------------------------------------   -----------------------
Income Statement

Interest income                                                       $89,741   $92,379   $80,105       $182,119   $161,553
Interest income (TE)                                                   92,788    95,396    83,054        188,184    167,446
Interest expense                                                       21,868    25,800    23,413         47,668     51,415
                                                                ------------------------------------   -----------------------
Net interest income (TE)                                               70,920    69,596    59,641        140,516    116,031
Provision for loan losses                                              24,517    13,826    16,919         38,343     25,261
Noninterest income excluding
  securities transactions                                              35,293    31,381    34,504         66,674     63,559

Securities transactions gains/(losses)                                      -         -         -              -          -
Noninterest expense                                                    72,122    67,822    58,226        139,943    114,064
                                                                ------------------------------------   -----------------------
Income before income taxes                                              6,527    16,312    16,051         22,839     34,372
Income tax expense                                                         27     2,478     2,305          2,505      6,595
                                                                ------------------------------------   -----------------------
Net income                                                             $6,500   $13,834   $13,746        $20,334    $27,777
                                                                ====================================   =======================
Pre-tax, pre-provision income (PTPP) (b)                              $32,762   $31,587   $32,970        $64,349    $59,633

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                                   $12,327   $11,490   $11,242        $23,816    $21,745
Trust fees                                                              4,408     3,846     3,855          8,254      7,181
Debit card & merchant fees                                              3,928     3,596     2,895          7,524      5,463
Insurance fees                                                          3,641     3,511     4,048          7,153      7,500
Investment & annuity fees                                               2,663     2,279     1,691          4,942      4,551
ATM fees                                                                2,321     1,951     1,895          4,272      3,674
Secondary mortgage market operations                                    1,529     1,640     1,827          3,169      2,985

Gain on acquisition                                                         -         -         -              -          -
Other income                                                            4,476     3,068     7,051          7,544     10,460
                                                                ------------------------------------   -----------------------
Noninterest income excluding
  securities transactions                                             $35,293   $31,381   $34,504        $66,674    $63,559

Securities transactions gains/(losses)                                      -         -         -              -          -
                                                                ------------------------------------   -----------------------
Total noninterest income including
 securities transactions                                              $35,293   $31,381   $34,504        $66,674    $63,559
                                                                ====================================   =======================

Personnel expense                                                     $35,379   $34,767   $28,703        $70,146    $59,478
Occupancy expense (net)                                                 6,026     6,143     5,016         12,169     10,071
Equipment expense                                                       2,642     2,724     2,583          5,367      5,117
Other operating expense                                                27,391    23,450    21,570         50,839     38,689
Amortization of intangibles                                               684       738       354          1,422        709
                                                                ------------------------------------   -----------------------
Total noninterest expense                                             $72,122   $67,822   $58,226       $139,943   $114,064
                                                                ====================================   =======================

(b)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense, one-time merger expenses, and securities transactions. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                 Three Months Ended                      Six Months Ended
                                                   -----------------------------------------------   ----------------------------
                                                      6/30/2010        3/31/2010       6/30/2009       6/30/2010      6/30/2009
                                                   -----------------------------------------------   ----------------------------
Period-end Balance Sheet

Commercial/real estate loans                          $3,042,654       $3,120,584      $2,747,048     $3,042,654     $2,747,048
Mortgage loans                                           751,259          718,333         405,896        751,259        405,896
Direct consumer loans                                    743,118          719,071         590,742        743,118        590,742
Indirect consumer loans                                  329,658          346,160         418,595        329,658        418,595
Finance Company loans                                    105,513          107,542         110,375        105,513        110,375
                                                   -----------------------------------------------   ----------------------------
Total loans                                            4,972,202        5,011,690       4,272,656      4,972,202      4,272,656
Loans held for sale                                       42,769           22,210          47,194         42,769         47,194
Securities                                             1,686,671        1,758,972       1,596,157      1,686,671      1,596,157
Short-term investments                                   720,314          689,014         490,674        720,314        490,674
                                                   -----------------------------------------------   ----------------------------
Earning assets                                         7,421,956        7,481,886       6,406,681      7,421,956      6,406,681
                                                   -----------------------------------------------   ----------------------------
Allowance for loan losses                               (77,221)         (66,625)        (63,850)       (77,221)       (63,850)
Other assets                                           1,155,283        1,150,219         704,484      1,155,283        704,484
                                                   -----------------------------------------------   ----------------------------
Total assets                                          $8,500,018       $8,565,480      $7,047,315     $8,500,018     $7,047,315
                                                   ===============================================   ============================

Noninterest bearing deposits                          $1,050,118       $1,022,372        $953,435     $1,050,118       $953,435
Interest bearing transaction deposits                  1,930,738        1,931,749       1,457,020      1,930,738      1,457,020
Interest bearing Public Fund deposits                  1,205,874        1,187,410       1,316,740      1,205,874      1,316,740
Time deposits                                          2,773,841        2,863,196       1,929,033      2,773,841      1,929,033
                                                   -----------------------------------------------   ----------------------------
Total interest bearing deposits                        5,910,453        5,982,355       4,702,793      5,910,453      4,702,793
                                                   -----------------------------------------------   ----------------------------
Total deposits                                         6,960,571        7,004,727       5,656,228      6,960,571      5,656,228
Other borrowed funds                                     546,343          578,777         638,166        546,343        638,166
Other liabilities                                        131,822          131,173         122,147        131,822        122,147
Common shareholders' equity                              861,282          850,803         630,774        861,282        630,774
                                                   -----------------------------------------------   ----------------------------
Total liabilities & common equity                     $8,500,018       $8,565,480      $7,047,315     $8,500,018     $7,047,315
                                                   ===============================================   ============================

Commercial Loans/Real Estate Loans

Commercial non-real estate loans                        $521,019         $439,636        $495,406       $521,019       $495,406
Construction and land development loans                  609,727          801,474         567,950        609,727        567,950
Commercial real estate secured loans                   1,392,874        1,360,774       1,137,032      1,392,874      1,137,032
Municipal loans                                          463,076          459,208         483,382        463,076        483,382
Lease financing                                           55,958           59,492          63,278         55,958         63,278
                                                   -----------------------------------------------   ----------------------------
Total commercial/real estate loans                    $3,042,654       $3,120,584      $2,747,048     $3,042,654     $2,747,048
                                                   ===============================================   ============================

Construction and Land Development Loans

Residential construction                                $144,384         $109,176         $83,355       $144,384        $83,355
Commercial owner occupied                                 88,035          172,977          99,881         88,035         99,881
Commercial non-owner occupied                             57,648          114,752          88,218         57,648         88,218
Land development                                         164,892          249,461         192,508        164,892        192,508
Lots                                                     154,768          155,108         103,988        154,768        103,988
                                                   -----------------------------------------------   ----------------------------
Total construction and land development loans           $609,727         $801,474        $567,950       $609,727       $567,950
                                                   ===============================================   ============================

Commercial Real Estate Secured Loans
Commercial real estate owner occupied                   $676,574         $691,371        $594,244       $676,574       $594,244
Commercial real estate non-owner occupied                716,300          669,403         542,788        716,300        542,788
                                                   -----------------------------------------------   ----------------------------
Total commercial real estate secured loans            $1,392,874       $1,360,774      $1,137,032     $1,392,874     $1,137,032
                                                   ===============================================   ============================

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                Three Months Ended                     Six Months Ended
                                                ------------------------------------------------   ----------------------------
                                                     6/30/2010        3/31/2010       6/30/2009     6/30/2010      6/30/2009
                                                ------------------------------------------------   ----------------------------
Average Balance Sheet

Commercial/real estate loans                         3,090,655        3,145,748      $2,696,500     $3,118,049     $2,692,553
Mortgage loans                                         745,019          735,279         452,324        740,176        449,050
Direct consumer loans                                  729,083          737,728         596,725        733,382        601,180
Indirect consumer loans                                336,260          359,965         420,444        348,047        425,675
Finance Company loans                                  107,821          109,819         111,358        108,815        112,884
                                                ------------------------------------------------   ----------------------------
Total loans                                          5,008,838        5,088,539       4,277,351      5,048,469      4,281,342
Securities                                           1,646,418        1,572,883       1,580,287      1,609,853      1,614,758
Short-term investments                                 688,648          813,122         466,350        750,541        501,688
                                                ------------------------------------------------   ----------------------------
Earning average assets                               7,343,904        7,474,544       6,323,988      7,408,863      6,397,788
                                                ------------------------------------------------   ----------------------------
Allowance for loan losses                             (67,901)         (66,170)        (63,027)       (67,041)       (62,681)
Other assets                                         1,235,552        1,246,022         764,651      1,240,759        769,205
                                                ------------------------------------------------   ----------------------------
Total assets                                        $8,511,555       $8,654,396      $7,025,612     $8,582,581     $7,104,312
                                                ================================================   ============================

Noninterest bearing deposits                        $1,069,795       $1,018,863        $955,050     $1,044,470       $934,542
Interest bearing transaction deposits                1,920,797        1,894,997       1,497,395      1,907,968      1,480,194
Interest bearing Public Fund deposits                1,173,579        1,275,202       1,376,203      1,224,110      1,437,438
Time deposits                                        2,828,846        2,933,094       1,878,473      2,880,682      1,955,770
                                                ------------------------------------------------   ----------------------------
Total interest bearing deposits                      5,923,222        6,103,293       4,752,071      6,012,760      4,873,402
                                                ------------------------------------------------   ----------------------------
Total deposits                                       6,993,017        7,122,156       5,707,121      7,057,230      5,807,944
Other borrowed funds                                   527,808          543,307         573,739        535,515        555,209
Other liabilities                                      129,595          135,814         108,666        132,687        110,963
Common shareholders' equity                            861,135          853,119         636,086        857,149        630,196
                                                ------------------------------------------------   ----------------------------
Total liabilities & common equity                   $8,511,555       $8,654,396      $7,025,612     $8,582,581     $7,104,312
                                                ================================================   ============================

Hancock Holding Company
 Financial Highlights
 (amounts in thousands)
 (unaudited)

                                                                Three Months Ended                      Six Months Ended
                                                  -----------------------------------------------   -----------------------------
                                                      6/30/2010        3/31/2010       6/30/2009      6/30/2010      6/30/2009
                                                  -----------------------------------------------   -----------------------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                    68.20%           68.08%          67.64%         68.14%         66.92%
Securities                                               22.42%           21.04%          24.99%         21.73%         25.24%
Short-term investments                                    9.38%           10.88%           7.37%         10.13%          7.84%
                                                  -----------------------------------------------   -----------------------------
Earning average assets                                  100.00%          100.00%         100.00%        100.00%        100.00%
                                                  ===============================================   =============================

Noninterest bearing deposits                             14.57%           13.63%          15.10%         14.10%         14.61%
Interest bearing transaction deposits                    26.15%           25.35%          23.68%         25.75%         23.14%
Interest bearing Public Fund deposits                    15.98%           17.06%          21.76%         16.52%         22.47%
Time deposits                                            38.52%           39.24%          29.71%         38.88%         30.56%
                                                  -----------------------------------------------   -----------------------------
Total deposits                                           95.22%           95.28%          90.25%         95.25%         90.78%
Other borrowed funds                                      7.19%            7.27%           9.07%          7.23%          8.68%
Other net interest-free funding sources                  -2.41%           -2.55%           0.68%         -2.48%          0.54%
                                                  -----------------------------------------------   -----------------------------
Total average funding sources                           100.00%          100.00%         100.00%        100.00%        100.00%
                                                  ===============================================   =============================
Loan mix:
Commercial/real estate loans                             61.71%           61.82%          63.05%         61.76%         62.89%
Mortgage loans                                           14.87%           14.45%          10.57%         14.66%         10.49%
Direct consumer loans                                    14.56%           14.50%          13.95%         14.53%         14.04%
Indirect consumer loans                                   6.71%            7.07%           9.83%          6.89%          9.94%
Finance Company loans                                     2.15%            2.16%           2.60%          2.16%          2.64%
                                                  -----------------------------------------------   -----------------------------
Total loans                                             100.00%          100.00%         100.00%        100.00%        100.00%
                                                  ===============================================   =============================

Average dollars (in thousands):
Loans                                                $5,008,838       $5,088,539      $4,277,351     $5,048,469     $4,281,342
Securities                                            1,646,418        1,572,883       1,580,287      1,609,853      1,614,758
Short-term investments                                  688,648          813,122         466,350        750,541        501,688
                                                  -----------------------------------------------   -----------------------------
Earning average assets                               $7,343,904       $7,474,544      $6,323,988     $7,408,863     $6,397,788

Noninterest bearing deposits                         $1,069,795       $1,018,863        $955,050     $1,044,470       $934,542
Interest bearing transaction deposits                 1,920,797        1,894,997       1,497,395      1,907,968      1,480,194
Interest bearing Public Fund deposits                 1,173,579        1,275,202       1,376,203      1,224,110      1,437,438
Time deposits                                         2,828,846        2,933,094       1,878,473      2,880,682      1,955,770
                                                  -----------------------------------------------   -----------------------------
Total deposits                                        6,993,017        7,122,156       5,707,121      7,057,230      5,807,944
Other borrowed funds                                    527,808          543,307         573,739        535,515        555,209
Other net interest-free funding sources               (176,921)        (190,919)          43,128      (183,882)         34,635
                                                  -----------------------------------------------   -----------------------------
Total average funding sources                        $7,343,904       $7,474,544      $6,323,988     $7,408,863     $6,397,788

Loans:
Commercial/real estate loans                         $3,090,655       $3,145,748      $2,696,500     $3,118,049     $2,692,553
Mortgage loans                                          745,019          735,279         452,324        740,176        449,050
Direct consumer loans                                   729,083          737,728         596,725        733,382        601,180
Indirect consumer loans                                 336,260          359,965         420,444        348,047        425,675
Finance Company loans                                   107,821          109,819         111,358        108,815        112,884
                                                  -----------------------------------------------   -----------------------------
Total average loans                                  $5,008,838       $5,088,539      $4,277,351     $5,048,469     $4,281,342

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                                           Three Months Ended
                                                                      -----------------------------------------------------------
                                                                              6/30/2010          3/31/2010          6/30/2009
                                                                      -----------------------------------------------------------
Asset Quality Information

Non-accrual loans                                                              $138,793            $92,828           $34,189
Foreclosed assets                                                                44,901             30,243             8,884
                                                                      -----------------------------------------------------------
Total non-performing assets                                                    $183,694           $123,071           $43,073
                                                                      -----------------------------------------------------------
Non-performing assets as a percent of loans and foreclosed assets                 3.66%              2.44%             1.01%
Accruing loans 90 days past due (a)                                              $8,002            $13,457           $11,435
Accruing loans 90 days past due as a percent of loans                             0.16%              0.27%             0.27%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                  3.82%              2.71%             1.27%
Allowance for loan losses                                                       $77,221            $66,625           $63,850
Allowance for loan losses as a percent of period-end loans                        1.55%              1.33%             1.49%
Allowance for loan losses to NPAs + accruing loans 90 days past due              40.28%             48.80%           117.14%

                                                                                                  6/30/10
                                                                      -----------------------------------------------------------
                                                                              Non-Covered
                                                                                 Loans          Covered Loans         Total
                                                                      -----------------------------------------------------------
Non-accrual loans                                                               $95,600            $43,193          $138,793
Foreclosed assets                                                                18,488             26,413            44,901
                                                                      -----------------------------------------------------------
Total non-performing assets                                                    $114,088            $69,606          $183,694
                                                                      -----------------------------------------------------------
Non-performing assets as a percent of loans and foreclosed assets                 2.76%              7.88%             3.66%
Accruing loans 90 days past due (a)                                               8,002                  -            $8,002
Accruing loans 90 days past due as a percent of loans                             0.19%                  -             0.16%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                  2.95%              7.88%             3.82%
Allowance for loan losses                                                        77,221                  -            77,221
Allowance for loan losses as a percent of period-end loans                        1.88%                  -             1.55%
Allowance for loan losses to NPAs + accruing loans 90 days past due              63.25%                  -            40.28%

                                                                                                  3/31/10
                                                                      -----------------------------------------------------------
                                                                               Non-Covered
                                                                                  Loans        Covered Loans          Total
                                                                      -----------------------------------------------------------
Non-accrual loans                                                               $37,251            $55,577           $92,828
Foreclosed assets                                                                16,051             14,192            30,243
                                                                      -----------------------------------------------------------
Total non-performing assets                                                     $53,302            $69,769          $123,071
                                                                      -----------------------------------------------------------
Non-performing assets as a percent of loans and foreclosed assets                 1.29%              7.67%             2.44%
Accruing loans 90 days past due (a)                                              13,457                  -            13,457
Accruing loans 90 days past due as a percent of loans                             0.33%                  -             0.27%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                  1.62%                                2.71%
Allowance for loan losses                                                        66,625                  -            66,625
Allowance for loan losses as a percent of period-end loans                        1.62%                  -             1.33%
Allowance for loan losses to NPAs + accruing loans 90 days past due              48.80%                  -            99.80%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                                    Three Months Ended
                                                                 -------------------------------------------------------
                                                                       6/30/2010          3/31/2010          6/30/2009
                                                                 -------------------------------------------------------

Period-end Balance Sheet

Commercial/real estate loans                                           $3,042,654         $3,120,584        $2,747,048
Mortgage loans                                                            751,259            718,333           405,896
Direct consumer loans                                                     743,118            719,071           590,742
Indirect consumer loans                                                   329,658            346,160           418,595
Finance Company loans                                                     105,513            107,542           110,375
                                                                 -------------------------------------------------------
Total loans                                                             4,972,202          5,011,690         4,272,656

                                                                                            6/30/10
                                                                 -------------------------------------------------------
                                                                      Non-Covered           Covered
                                                                          Loans              Loans©             Total
                                                                 -------------------------------------------------------
Commercial/real estate loans                                           $2,674,114           $368,540        $3,042,654
Mortgage loans                                                            447,365            303,894           751,259
Direct consumer loans                                                     558,785            184,333           743,118
Indirect consumer loans                                                   329,658                  -           329,658
Finance Company loans                                                     105,513                  -           105,513
                                                                 -------------------------------------------------------
Total loans                                                            $4,115,435           $856,767        $4,972,202

                                                                                            3/31/10
                                                                 -------------------------------------------------------
                                                                      Non-Covered           Covered
                                                                         Loans               Loans©             Total
                                                                 -------------------------------------------------------
Commercial/real estate loans                                           $2,735,258           $385,326        $3,120,584
Mortgage loans                                                            400,597            317,736           718,333
Direct consumer loans                                                     526,342            192,729           719,071
Indirect consumer loans                                                   346,160                  -           346,160
Finance Company loans                                                     107,542                  -           107,542
                                                                 -------------------------------------------------------
Total loans                                                            $4,115,899           $895,791        $5,011,690

(c) Assets covered under the FDIC loss share agreements, which provide considerable protection against credit risk.

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                           Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                                  06/30/10                         03/31/10                    06/30/09
                                       ---------------------------------------------------------------- --------------------------
                                       Interest    Volume     Rate     Interest     Volume     Rate    Interest  Volume    Rate
                                       -----------------------------   ------------------------------- ---------------------------

Average Earning Assets
Commercial & real estate loans (TE)    $39,728   $3,090,655   5.15%     $42,603    $3,145,748   5.48%  $35,573  $2,696,500  5.29%

Mortgage loans                          11,880      745,019   6.38%      12,217       735,279   6.65%    6,411     452,324  5.67%
Consumer loans                          21,882    1,173,164   7.48%      21,491     1,207,512   7.22%   20,067   1,128,527  7.13%
Loan fees & late charges                   259            -   0.00%         228             -   0.00%      188           -  0.00%
                                       -----------------------------   ------------------------------- ---------------------------
  Total loans (TE)                     $73,749   $5,008,838   5.90%     $76,539    $5,088,539   6.08%  $62,239   4,277,351  5.83%

US treasury securities                      26       11,843   0.88%          15        11,838   0.50%       46      11,146  1.65%
US agency securities                     1,407      206,522   2.72%       1,387       163,132   3.40%    1,699     171,430  3.96%
CMOs                                     2,795      278,198   4.02%       2,063       168,129   4.91%    2,110     167,295  5.04%
Mortgage backed securities              11,250      942,548   4.77%      12,051     1,022,288   4.72%   13,052   1,043,590  5.00%
Municipals (TE)                          2,933      190,936   6.14%       2,491       192,447   5.18%    2,369     160,703  5.90%
Other securities                           178       16,371   4.36%         261        15,049   6.94%      340      26,123  5.20%
                                       -----------------------------   ------------------------------- ---------------------------
  Total securities (TE)                 18,589    1,646,418   4.52%      18,268     1,572,883   4.65%   19,616   1,580,287  4.97%

  Total short-term investments             450      688,648   0.26%         589       813,122   0.29%    1,198     466,350  1.03%

  Average earning assets yield (TE)    $92,788   $7,343,904   5.06%     $95,396    $7,474,544   5.15%  $83,053  $6,323,988  5.26%

Interest-bearing Liabilities
Interest-bearing transaction deposits   $2,599   $1,920,797   0.54%      $2,503    $1,894,997   0.54%   $1,966  $1,497,395  0.53%
Time deposits                           14,309    2,828,846   2.03%      17,537     2,933,094   2.42%   13,524   1,878,473  2.89%
Public Funds                             2,492    1,173,579   0.85%       3,243     1,275,202   1.03%    5,213   1,376,203  1.52%
                                       -----------------------------   ------------------------------- ---------------------------
   Total interest bearing deposits     $19,400    5,923,222   1.31%     $23,283     6,103,293   1.55%  $20,703   4,752,071  1.75%

   Total borrowings                      2,468      527,808   1.88%       2,517       543,307   1.88%    2,710     573,739  1.89%

   Total interest bearing liab cost    $21,868   $6,451,030   1.36%     $25,800    $6,646,600   1.57%  $23,413  $5,325,810  1.76%

Net interest-free funding sources                   892,874                           827,944                      998,178

Total Cost of Funds                    $21,868   $7,343,904   1.19%     $25,800    $7,474,544   1.40%  $23,413  $6,323,988  1.48%

Net Interest Spread (TE)               $70,920                3.70%     $69,596                 3.57%  $59,640              3.50%

Net Interest Margin (TE)               $70,920   $7,343,904   3.87%     $69,596    $7,474,544   3.75%  $59,640  $6,323,988  3.78%

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                         Six Months Ended
                                             ----------------------------------   ------------------------------------
                                                            6/30/2010                          6/30/2009
                                             ----------------------------------   ------------------------------------
                                                 Interest     Volume     Rate         Interest    Volume     Rate
                                             ----------------------------------   ------------------------------------

Average Earning Assets
Commercial & real estate loans (TE)               $82,331   $3,118,049   5.32%         $70,037   $2,692,553   5.24%
Mortgage loans                                     24,097      740,176   6.51%          12,866      449,050   5.73%
Consumer loans                                     43,373    1,190,244   7.35%          40,634    1,139,739   7.19%
Loan fees & late charges                              487            -   0.00%             533            -   0.00%
                                             ----------------------------------   ------------------------------------
  Total loans (TE)                                150,288   $5,048,469   5.99%         124,070   $4,281,342   5.83%

US treasury securities                                 41       11,841   0.69%              96       11,230   1.73%
US agency securities                                2,793      184,947   3.02%           4,015      198,565   4.04%
CMOs                                                4,858      223,468   4.35%           4,418      177,541   4.98%
Mortgage backed securities                         23,301      982,197   4.74%          26,422    1,044,659   5.06%
Municipals (TE)                                     5,424      191,687   5.66%           4,654      157,502   5.91%
Other securities                                      440       15,714   5.59%             702       25,261   5.56%
                                             ----------------------------------   ------------------------------------
  Total securities (TE)                            36,857    1,609,854   4.58%          40,307    1,614,758   4.99%

  Total short-term investments                      1,039      750,541   0.28%           3,069      501,688   1.23%

  Average earning assets yield (TE)              $188,184   $7,408,864   5.11%        $167,446   $6,397,788   5.26%

Interest-Bearing Liabilities
Interest-bearing transaction deposits              $5,102   $1,907,968   0.54%          $4,052   $1,480,194   0.55%
Time deposits                                      31,847    2,880,682   2.23%          30,230    1,955,770   3.12%
Public Funds                                        5,734    1,224,110   0.94%          11,775    1,437,438   1.65%
                                             ----------------------------------   ------------------------------------
   Total interest bearing deposits                $42,683   $6,012,760   1.43%         $46,057   $4,873,402   1.91%

  Total borrowings                                  4,985      535,515   1.88%           5,358      555,209   1.95%

  Total interest bearing liab cost                $47,668   $6,548,275   1.47%         $51,415   $5,428,611   1.91%

Net interest-free funding sources                              860,588                              969,177

Total Cost of Funds                               $47,668   $7,408,863   1.30%         $51,415   $6,397,788   1.62%

Net Interest Spread (TE)                         $140,516                3.64%        $116,031                3.35%

Net Interest Margin (TE)                         $140,516   $7,408,863   3.81%        $116,031   $6,397,788   3.64%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                       2008                           2009                              2010
                                                ------------------  -------------------------------------------  ----------------
                                                   3Q        4Q         1Q        2Q         3Q          4Q          1Q       2Q
                                                ------------------  -------------------------------------------  ----------------
Per Common Share Data

Earnings per share:
    Basic                                        $ 0.51     $0.26      $0.44     $0.43       $0.48       $0.89      $0.37     $0.17
    Diluted                                       $0.50     $0.26      $0.44     $0.43       $0.47       $0.89      $0.37     $0.17
Cash dividends per share                          $0.24     $0.24      $0.24     $0.24       $0.24       $0.24      $0.24     $0.24
Book value per share (period-end)                $18.95    $19.18     $19.66    $19.82      $20.54      $22.74     $23.05    $23.36
Tangible book value per share (period-end)       $16.77    $17.02     $17.51    $17.68      $18.42      $20.60     $20.94    $21.28
Weighted average number of shares:
    Basic                                        31,471    31,757     31,805    31,820      31,857      35,481     36,868    36,876
    Diluted                                      31,905    32,059     31,937    32,009      32,058      35,705     37,105    37,078
Period-end number of shares                      31,702    31,770     31,813    31,827      31,877      36,840     36,905    36,877
Market data:
    High sales price                             $68.42    $56.45     $45.56    $41.19      $42.38      $44.89     $45.86    $43.90
    Low sales price                              $33.34    $34.20     $22.51    $30.12      $29.90      $35.26     $38.23    $33.27
    Period end closing price                     $51.00    $45.46     $31.28    $32.49      $37.57      $43.81     $41.81    $33.36
    Trading volume                               23,562    18,544     18,026    17,040      11,676      19,538      9,612    12,443

Other Period-end Data

FTE headcount                                     1,941     1,952      1,938     1,911       1,903       2,240      2,263     2,278
Tangible common equity                         $531,800  $540,859   $557,013  $562,800    $587,161    $758,840   $772,735  $784,872
Tier I capital                                 $546,379  $550,216   $558,502  $565,807    $575,856    $756,106   $764,074  $764,608
Goodwill                                        $62,277   $62,277    $62,277   $62,277     $62,277     $62,277    $62,277   $61,631
Amortizable intangibles                          $6,402    $6,059     $5,705    $5,350      $4,996     $16,252    $15,521   $14,516
Common shares repurchased for publicly
  announced plans                                     -         6          -         -           -           -          -         -

Performance Ratios

Return on average assets                          1.00%     0.48%      0.79%     0.78%       0.87%       1.75%      0.65%     0.31%
Return on average common equity                  10.90%     5.49%      9.12%     8.67%       9.38%      15.92%      6.58%     3.03%
Earning asset yield (TE)                          6.02%     5.60%      5.26%     5.26%       5.26%       5.32%      5.15%     5.06%
Total cost of funds                               2.03%     2.08%      1.75%     1.48%       1.39%       1.35%      1.40%     1.19%
Net interest margin (TE)                          3.99%     3.51%      3.50%     3.78%       3.86%       3.96%      3.75%     3.87%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles and
  securities transactions                        62.92%    64.61%     64.93%    61.47%      60.81%      49.82%     66.43%    67.26%
Common equity (period-end) as
  a percent of total assets (period-end)          8.91%     8.50%      8.81%     8.95%       9.62%       9.63%      9.93%    10.13%
Leverage (Tier I) ratio                           8.66%     8.06%      7.85%     8.13%       8.33%      10.60%      8.91%     9.06%
Tangible common equity ratio                      7.97%     7.62%      7.92%     8.06%       8.71%       8.81%      9.10%     9.32%
Net charge-offs as a
  percent of average loans                        0.42%     1.20%      0.67%     1.50%       1.24%       1.24%      1.06%     1.11%
Allowance for loan losses as
  a percent of period-end loans                   1.40%     1.45%      1.49%     1.49%       1.50%       1.29%      1.33%     1.55%
Allowance for loan losses to
  NPAs + loans 90 days past due                 189.69%   133.16%    119.72%   117.14%     120.25%      58.69%     48.80%    40.28%
Loan/deposit ratio                               77.46%    74.58%     72.51%    74.95%      77.36%      77.89%     71.45%    71.63%
Noninterest income excluding
  securities transactions as a percent
  of total revenue (TE)                          34.46%    35.73%     34.00%    36.65%      33.31%      49.86%     31.08%    33.23%
                                               --------- --------- ---------- --------- ----------- ----------- ---------- ---------

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                   2008                             2009                              2010
                                        -----------------------  --------------------------------------------  --------------------
                                              3Q         4Q         1Q          2Q          3Q         4Q          1Q        2Q
                                        -----------------------  --------------------------------------------  --------------------
Asset Quality Information

Non-accrual loans                          $21,875     $29,976    $38,327     $34,189     $35,558     $86,555    $92,828   $138,793
Foreclosed assets                            2,197       5,360      5,946       8,884       9,775      14,336     30,243     44,901
                                        -----------------------  --------------------------------------------  --------------------
Total non-performing assets                $24,072     $35,336    $44,273     $43,073     $45,333    $100,891   $123,071   $183,694
Non-performing assets as a percent of
  loans and foreclosed assets                0.59%       0.83%      1.04%       1.01%       1.06%       1.97%      2.44%      3.66%

Accruing loans 90 days past due             $6,082     $11,019     $8,306     $11,435      $7,766     $11,647    $13,457     $8,002
Accruing loans 90 days past due as
  a percent of loans                         0.15%       0.26%      0.20%       0.27%       0.18%       0.23%      0.27%      0.16%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                          0.74%       1.09%      1.24%       1.27%       1.25%       2.20%      2.71%      3.82%

Net charge-offs                             $4,164     $12,591     $7,117     $16,019     $13,495     $13,634    $13,251    $13,921
Net charge-offs as
  a percent of average loans                 0.42%       1.20%      0.67%       1.50%       1.24%       1.24%      1.06%      1.11%

Allowance for loan losses                  $57,200     $61,725    $62,950     $63,850     $63,850     $66,050    $66,625    $77,221
Allowance for loan losses as a
  percent of period-end loans                1.40%       1.45%      1.49%       1.49%       1.50%       1.29%      1.33%      1.55%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due          189.69%     133.16%    119.72%     117.14%     120.25%      58.69%     48.80%     40.28%

Provision for loan losses                   $8,064     $17,116     $8,342     $16,919     $13,495     $15,834    $13,826    $24,517

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                $1,556      $8,971     $4,536     $12,524     $10,176      $9,110    $10,238    $10,537
Mortgage loans                                 179         269        177         199         177       1,211        608        569
Direct consumer loans                          650       1,039        599       1,226         821       1,209        608      1,241
Indirect consumer loans                        867       1,337        847         717       1,169         883        608        449
Finance company loans                          912         975        958       1,353       1,152       1,221      1,189      1,125
                                        -----------------------  --------------------------------------------  --------------------
Total net charge-offs                       $4,164     $12,591     $7,117     $16,019     $13,495     $13,634    $13,251    $13,921
                                        -----------------------  --------------------------------------------  --------------------

Average loans:
Commercial/real estate loans            $2,453,154  $2,622,357 $2,688,557  $2,696,500  $2,739,518  $2,777,866 $3,145,748 $3,090,655
Mortgage loans                             427,752     432,070    445,741     452,324     438,659     470,441    735,279    745,019
Direct consumer loans                      546,079     575,826    605,685     596,725     603,394     630,511    737,728    729,083
Indirect consumer loans                    410,110     439,780    430,965     420,444     410,035     386,157    359,965    336,260
Finance Company loans                      116,140     117,435    114,428     111,358     110,045     110,233    109,819    107,821
                                        -----------------------  --------------------------------------------  --------------------
Total average loans                     $3,953,235  $4,187,468 $4,285,376  $4,277,351  $4,301,651  $4,375,208 $5,088,539 $5,008,838

Net charge-offs to average loans:
Commercial/real estate loans                 0.25%       1.36%      0.68%       1.86%       1.47%       1.30%      1.32%      1.37%
Mortgage loans                               0.17%       0.25%      0.16%       0.18%       0.16%       1.02%      0.34%      0.31%
Direct consumer loans                        0.47%       0.72%      0.40%       0.82%       0.54%       0.76%      0.33%      0.68%
Indirect consumer loans                      0.84%       1.21%      0.80%       0.68%       1.13%       0.91%      0.69%      0.54%
Finance Company loans                        3.12%       3.30%      3.40%       4.87%       4.15%       4.39%      4.39%      4.19%
                                        -----------------------  --------------------------------------------  --------------------
Total net charge-offs to average loans       0.42%       1.20%      0.67%       1.50%       1.24%       1.24%      1.06%      1.11%

Hancock Holding Company                                                                                                                                                - Add 17 -
 Quarterly Financial Data
 (amounts in thousands, except
per share data and FTE headcount)
 (unaudited)

                                                  2008                       2009                          2010
                                       ---------------------  --------------------------------------  -------------------
                                              3Q        4Q       1Q       2Q        3Q        4Q        1Q        2Q
                                       ---------------------  --------------------------------------  -------------------

Income Statement

Interest income                            $84,132   $84,801  $81,448   $80,105   $79,758   $82,416   $92,379   $89,741
Interest income (TE)                        86,774    87,726   84,392    83,054    82,757    85,585    95,396    92,788
Interest expense                            29,357    32,727   28,002    23,413    22,004    21,881    25,800    21,868
                                       ---------------------  --------------------------------------  -------------------
Net interest income (TE)                    57,417    54,999   56,390    59,641    60,753    63,704    69,596    70,920
Provision for loan losses                    8,064    17,116    8,342    16,919    13,495    15,834    13,826    24,517
Noninterest income excluding
  securities transactions                   30,194    30,578   29,055    34,504    30,347    63,353    31,381    35,293
Securities transactions gains/(losses)        (79)   (1,174)        -         -        61         7         -         -
Noninterest expense                         55,483    55,637   55,838    58,226    55,749    63,657    67,822    72,122
                                       ---------------------  --------------------------------------  -------------------
Income before income taxes                  21,343     8,725   18,321    16,051    18,918    44,404    16,312     6,527
Income tax expense                           5,338       405    4,290     2,305     3,700    12,624     2,478        27
                                       ---------------------  --------------------------------------  -------------------
Net income                                 $16,005    $8,320  $14,031   $13,746   $15,218   $31,780   $13,834    $6,500
                                       =====================  ======================================  ===================

Pre-tax, pre-provision income (PTPP)       $29,486   $27,015  $26,663   $32,970   $32,352   $63,914   $31,587   $32,762

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts        $11,108   $11,467  $10,503   $11,242   $11,795   $11,814   $11,490   $12,327
Trust fees                                   4,330     3,777    3,327     3,855     4,008     3,937     3,846     4,408
Debit card & merchant fees                   2,805     2,853    2,568     2,895     2,845     2,944     3,596     3,928
Insurance fees                               3,819     4,136    3,452     4,048     3,526     3,329     3,511     3,641
Investment & annuity fees                    2,421     2,849    2,861     1,691     2,007     1,662     2,279     2,663
ATM fees                                     1,718     1,690    1,779     1,895     1,862     1,838     1,951     2,321
Secondary mortgage market operations           817       629    1,158     1,827     1,482     1,439     1,640     1,529
Gain on acquisition                              -         -        -         -         -    33,623         -         -
Other income                                 3,176     3,177    3,407     7,051     2,822     2,767     3,068     4,476
                                       ---------------------  --------------------------------------  -------------------
Noninterest income excluding
  securities transactions                  $30,194   $30,578  $29,055   $34,504   $30,347   $63,353   $31,381   $35,293
Securities transactions gains/(losses)        (79)   (1,174)        -         -        61         7         -         -
                                       ---------------------  --------------------------------------  -------------------
Total noninterest income including
  securities transactions                  $30,115   $29,404  $29,055   $34,504   $30,408   $63,360   $31,381   $35,293
                                       =====================  ======================================  ===================
Personnel expense                          $28,664   $28,447  $30,775   $28,703   $29,113   $32,858   $34,767   $35,379
Occupancy expense (net)                      5,188     5,047    5,055     5,016     5,144     5,126     6,143     6,026
Equipment expense                            2,711     2,587    2,534     2,583     2,397     2,335     2,724     2,642
Other operating expense                     18,560    19,213   17,120    21,570    18,741    22,984    23,450    27,391
Amortization of intangibles                    360       343      354       354       354       354       738       684
                                       ---------------------  --------------------------------------  -------------------
Total noninterest expense                  $55,483   $55,637  $55,838   $58,226   $55,749   $63,657   $67,822   $72,122
                                       =====================  ======================================  ===================